                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                        WARWICK VALLEY TELEPHONE COMPANY
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                (Name of Registrant as Specified In Its Charter)

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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

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
[WVT Logo]
COMMUNICATIONS

Dear Shareholder:

Thank you for sending in your WHITE proxy card.

To avoid any possible dispute as to the validity of your proxy, for the reason(s) stated below, we are requesting you to sign, date and mail the enclosed new WHITE proxy with the correction indicated below. The new proxy will automatically revoke any previous proxy when it is returned to us in the postage-paid envelope provided for your convenience.

|_| Your previous proxy was unsigned. (If signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give your full title as such.)

|_| Your previous proxy was undated. (Please date, sign and return the new proxy in the enclosed envelope.)

|_| Your previous proxy, as signed, did not conform to the name shown on the proxy. (Please sign and date the new proxy exactly as your name appears on the proxy card, including your title if signing other than in an individual capacity.)

|_| Your previous proxy omitted your title or authority. (If signing as trustee, custodian, attorney, executor, administrator, corporate officer, or guardian, please give your full title as such.)

|_| Your previous proxy was not signed by all joint owners. (If shares are registered in the name of more than one person, each such person should sign the proxy. If a joint tenant is deceased, please indicate that you are the surviving joint owner.)

|_|   Other:
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Please sign, date and return the enclosed WHITE proxy immediately using the enclosed envelope. Alternatively, you may deliver your proxy card to Warwick Valley Telephone Company at 47 Main St., in downtown Warick. Your continued support is greatly appreciated.

If you have any questions or problems, please feel free to call our proxy solicitor, Morrow & Co., Inc., at 1-800-654-2468 (toll free).


Thank You,



Warwick Valley Telephone Company